BURRIDGE
                                    CAPITAL
                                  DEVELOPMENT
                                     FUND

                          JUNE 30, 1997 ANNUAL REPORT

                                     (LOGO)
                                 BURRIDGE FUNDS

TABLE OF CONTENTS
                                                         Page
SHAREHOLDER LETTER                                         1

MID CAPITALIZATION INVESTING                               2

AFTER TAX INVESTING                                        3

BURRIDGE CAPITAL DEVELOPMENT FUND

  Performance                                              4

  Sector Allocation                                        4

  Top Ten Holdings                                         5

  Portfolio Characteristics                                5

SCHEDULE OF INVESTMENTS                                    6

STATEMENT OF ASSETS AND LIABILITIES                        7

STATEMENT OF OPERATIONS                                    8

STATEMENT OF CHANGES IN NET ASSETS                         9

FINANCIAL HIGHLIGHTS                                      10

NOTES TO FINANCIAL STATEMENTS                         11, 12

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                  13

DEAR SHAREHOLDER,                                       August, 1997

Since inception of the BURRIDGE CAPITAL DEVELOPMENT FUND on December 27, 1996, the net asset value has grown 6.9% as compared to a total return of 11.1% for the Russell Midcap Index.

The underperformance over the first six months and three days of the Fund's existence reflects, among other things: 1) the fact that mid and small capitalization issues, which represent 71% of the Fund, have lagged the general market; 2) Mercury Finance, one of our initial investments, was involved in a fraud which resulted in earnings being substantially overstated and caused an 85% decline in the price of the stock; and 3) sharply reduced earnings expectations for two other issues, Boston Chicken and Informix. As long-term investors, we have been patient with the disappointing results of the latter two companies in the belief that they both have the potential for correcting the problems that have developed in the last several months.

We have also had our share of winners in this market with the prices of Elan, Dollar General, Novellus Systems and Franklin Resources up 39.1%, 43.9%, 44.7% and 61.8%, respectively, from our initial purchase price. In terms of overall diversification, we continue to emphasize technology and related companies, consumer discretionary and financial services companies. These three sectors represent 60.6% of the total assets on June 30, 1997.

While the Fund is off to a slow start, we are more convinced than ever that mid cap issues can provide superior returns over the next several years. By keeping tax liabilities to a minimum, we also expect most of this growth to be preserved in net asset values.

We are especially encouraged by our results in May and June. Not only is the performance better than our benchmarks, but we are experiencing days when we substantially outperform the market during strong rallies, and, equally important, we are also experiencing some days when we substantially outperform when the market is especially weak. This is the reverse of what our experience had been earlier in the year. Hopefully this is just the first sign of a major shift in investor preferences for mid cap stocks which, based on past history, might last for several years.

Sincerely,

/s/ Richard M. Burridge           /s/ Kenneth M. Arenberg
Richard M. Burridge, CFA          Kenneth M. Arenberg

Chairman                          President

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

References to individual securities are the views of the Advisor at the date of this report and may change. References are not a recommendation to buy or sell a security.

MID CAPITALIZATION INVESTING
-------------------------------------------------------------------------------
Historically, mid cap stocks, as defined by the Russell Midcap Index, have outperformed large cap stocks, as defined by the Russell Top 200 Index, and small cap stocks, as defined by the Russell 2000 Index. The accompanying chart shows that the Russell Midcap Index has outperformed the Russell Top 200 Index by an average of 0.8% per year, and the Russell 2000 Index by an average of 1.7% per year from January 1, 1979 through June 30, 1997. The Burridge Group LLC, Advisor to the Fund, believes mid cap stocks offer the potential for greater capital appreciation versus both large cap stocks and small cap stocks over long time periods, and therefore has committed most of the Fund's investment in this capitalization range.

In particular, the Fund's Advisor believes mid cap stocks are well positioned to outperform large cap stocks over the next few years due to favorable fundamentals and an analysis of historical leadership cycles. As of June 30, 1997, stocks in the Russell Midcap Index were trading at an average price/earnings ratio of 17.5 times versus 19.1 times for stocks in the Russell Top 200 Index, yet were projected to grow their earnings at a long term rate of 14.7% versus 13.6% for the large cap index. Stocks trading at lower price/earnings ratios with higher potential growth rates offer higher capital appreciation potential.

As the charts below indicate, leadership (in terms of annualized rates of return) alternates between large cap, mid cap and small cap stocks through various cycles. Typically, these cycles last 3-5 years and usually change when stocks in the asset classes become significantly over or under valued. Given the underperformance of mid cap stocks for almost 4 years, as well as the valuations mentioned above, the Fund's Advisor is optimistic regarding their relative performance over the next few years.

                               Annualized Returns
                     January 1, 1979* through June 30, 1997

Russell Top 200            16.6%
Russell Midcap             17.4%
Russell 2000               15.7%


                         1/79*-6/83   7/83-9/90   10/90-9/93  10/93-6/97

Russell Top 200            17.2%        13.0%       16.8%        23.0%
Russell Midcap             25.7%         9.0%       27.4%        16.8%
Russell 2000               32.4%         2.4%       28.2%        14.8%

                         Source: Frank Russell Company

                           *Inception date of indices

AFTER TAX INVESTING
-------------------------------------------------------------------------------

The BURRIDGE CAPITAL DEVELOPMENT FUND invests for long-term capital appreciation and is managed in a tax-sensitive manner. The Adviser attempts to maximize long-term capital gains and unrealized capital gains, and minimize short-term capital gains and ordinary income, as components of the Fund's investment returns. The Fund purchases mid capitalization, growth-oriented common stocks believed to have superior earnings growth potential. It is a no-load fund; there are no sales or redemption charges, and no "12b-1" fees.

Significant differences in after-tax portfolio values occur among different portfolio turnover rates. The best strategy for after-tax wealth creation involves investing in a portfolio of high quality companies and keeping portfolio turnover relatively low.


                          AFTER-TAX GROWTH OF A DOLLAR
                            10 Year Holding Period*
                             Growth Equity Style**

                    Annualized          Annualized
                  Pre Tax Return     After Tax Return
                  --------------     ----------------
 10% Turnover          15%                 12%
 50% Turnover          15%                 10%
100% Turnover          15%                  9%

                  2 Years    4 Years    6 Years    8 Years    10 Years
 10% Turnover     124,456    154,894    192,775    239,921    $298,597
 50% Turnover     121,374    147,317    178,805    217,024    $263,411
100% Turnover     118,984    141,573    168,450    200,429    $238,480


            *Assumes total liquidation of portfolio after 10 years.

       **Growth Style Return of 15% assumes 14% capital appreciation and
                               1% dividend yield

    This is a hypothetical representation and is not intended to predict the performance of the Burridge Capital Development Fund and does not included any fees or costs. It is used to demonstrate the difference that turnover rates can have on after-tax portfolio returns.

PERFORMANCE Burridge Capital Development Fund vs. Russell Midcap Index
-------------------------------------------------------------------------------

                     Dec 27 1996*    Dec 31 1997  Mar 31 1997   Jun 30 1997
Burridge Capital
  Development Fund     10,000           9,880        9,580        $10,690
Russell Midcap Index   10,000           9,783        9,703        $11,110

For the period ending             Cumulative %
June 30, 1997                   Since Inception
------------------------------------------------
Burridge Capital
  Development Fund                   6.90%

                         Source: Frank Russell Company

                               *Inception of Fund

This chart assumes an initial investment of $10,000 made on December 27, 1996 (inception). Returns shown include the reinvestment of all dividends. Past performance is not predicative of future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. One cannot invest in an index.


SECTOR ALLOCATION June 30, 1997
-------------------------------------------------------------------------------

            BURRIDGE CAPITAL DEVELOPMENT FUND ASSET ALLOCATION

                                BURRIDGE CAPITAL
SECTOR                          DEVELOPMENT FUND
------------------------------------------------
Technology                           20.8%
Health Care                           9.0%
Consumer Discretionary               23.1%
Consumer Staples                      0.0%
Producer Durables                    14.0%
Transportation                        8.5%
Financial Services                   16.7%
Cash                                  7.9%

  Sector allocation of Burridge Capital Development Fund is subject to change

TOP TEN HOLDINGS June 30, 1997
-------------------------------------------------------------------------------

                                                    MARKET       PERCENTAGE
     COMPANY                      SECTOR            VALUE         OF FUND
     -------                      ------            ------       ----------
Elan Corp. PLC                  Health Care        $ 18,553         5.6%
Molex Inc.-Class A           Producer Durables     $ 18,309         5.5%
Solectron Corp.              Producer Durables     $ 18,216         5.5%
Dollar General Corporation   Producer Durables     $ 16,875         5.1%
Franklin Resources Inc.     Financial Services     $ 16,689         5.0%
Nokia Corp.                     Technology         $ 16,225         4.9%
Manpower Inc.             Consumer Discretionary   $ 16,020         4.8%
Magna International Inc.      Transportation       $ 15,649         4.7%
MBNA Corporation            Financial Services     $ 15,016         4.5%
Southwest Airlines Co.        Transportation       $ 15,008         4.5%
                                                   --------        -----
                                                   $166,560        50.1%


PORTFOLIO CHARACTERISTICS June 30, 1997
-------------------------------------------------------------------------------

                                                       BURRIDGE CAPITAL
                                                       DEVELOPMENT FUND
                                                       ----------------
Projected Long-Term Earnings Growth Rate*                   20.3%

Price/Earnings Ratio                                        18.8%

Past 5 Year Average Earnings Growth                         34.6%

Dividend Yield                                               0.4%

Return on Equity - Past 5 Year Average                      22.9%

Market Cap
  (dollar-weighted average per company
  included in portfolio)                                   $5.8 bil

Source: Frank Russell Company (as of June 30, 1997)

*5 year average

SCHEDULE OF INVESTMENTS June 30, 1997
-------------------------------------------------------------------------------

     SHARES                                                 MARKET VALUE

            COMMON STOCKS 92.1%

            CONSUMER DISCRETIONARY 23.1%
       360  Boston Chicken, Inc.*                             $  5,040
       380  Circus Circus Enterprises*                           9,357
       450  Dollar General Corporation                          16,875
       360  Manpower Inc.                                       16,020
       170  Nike, Inc. - Class B                                 9,924
       370  Pep Boys - Manny, Moe & Jack                        12,603
       350  Starbucks Corporation*                              13,628
                                                           -----------
                                                                83,447
                                                           -----------

            FINANCIAL SERVICES 16.7%
       450  Equitable Companies, Inc.                           14,963
       230  Franklin Resources, Inc.                            16,689
       380  Green Tree Financial Corp.                          13,538
       410  MBNA Corporation                                    15,016
                                                           -----------
                                                                60,206
                                                           -----------

            HEALTH CARE 9.0%
       410  Elan Corp. PLC - ADR*                               18,552
       260  Shared Medical Systems                              14,040
                                                           -----------
                                                                32,592
                                                           -----------

            PRODUCER DURABLES 14.0%
       525  Molex, Inc. - Class A                               18,309
       160  Novellus Systems, Inc.*                             13,840
       260  Solectron Corp.*                                    18,216
                                                           -----------
                                                                50,365
                                                           -----------

            TECHNOLOGY 20.8%
       375  Andrew Corp.*                                       10,547
       340  EMC Corp.*                                          13,260
       790  Informix Corp.*                                      7,110
       220  Nokia Corp. Class A - ADR*                          16,225
       405  Symbol Technologies, Inc.*                          13,618
       170  Texas Instruments, Inc.                             14,291
                                                           -----------
                                                                75,051
                                                           -----------

     SHARES                                                 MARKET VALUE
            TRANSPORTATION 8.5%
       260  Magna International, Inc.                         $ 15,649
       580  Southwest Airlines Co.                              15,008
                                                           -----------
                                                                30,657
                                                           -----------

            Total Common Stocks (Cost $318,060)                332,318
                                                           -----------


     PRINCIPAL                                              MARKET VALUE

            SHORT-TERM INVESTMENTS 14.2%

            VARIABLE RATE DEMAND NOTES 14.2%
   $16,000  American Family, 5.26%,
              due upon demand                                 $ 16,000
    18,003  Johnson Controls, 5.28%,
              due upon demand                                   18,003
     6,242  Pitney Bowes, 5.26%, due upon demand                 6,242
    10,866  Wisconsin Electric, 5.30%,
              due upon demand                                   10,866
                                                           -----------

            Total Short-Term Investments
              (Cost $51,111)                                    51,111
                                                           -----------

            TOTAL INVESTMENTS 106.3%
              (COST $369,171)                                  383,429
                                                           -----------

            LIABILITIES, LESS OTHER ASSETS (6.3)%             (22,643)
                                                           -----------
            TOTAL NET ASSETS 100.0%                           $360,786
                                                           ===========

     *non-income producing

               The accompanying notes to financial statements are
                      an integral part of this schedule.

STATEMENT OF ASSETS AND LIABILITIES June 30, 1997
-------------------------------------------------------------------------------

ASSETS
Investments, at market value (cost: $369,171)                      $383,429
Prepaid expenses                                                     14,258
Receivables                                                             501
Deferred organization costs                                          65,622
                                                                 ----------
      Total assets                                                  463,810
                                                                 ----------

LIABILITIES
Payable to Adviser                                                   79,938
Accrued expenses and liabilities                                     23,086
                                                                 ----------

      Total liabilities                                             103,024
                                                                 ----------

NET ASSETS                                                         $360,786
                                                                 ==========
NET ASSETS CONSIST OF:
  Shares of beneficial interest
    (no par value, unlimited amount of shares authorized,
    33,764 shares issued and outstanding, and paid-in capital)     $344,130
  Accumulated undistributed net investment income                     5,818
  Accumulated undistributed net realized (loss)                     (3,420)
  Net unrealized appreciation on investments                         14,258
                                                                 ----------

      Total net assets                                             $360,786
                                                                 ==========

Net asset value per share                                            $10.69
                                                                     ======

               The accompanying notes to financial statements are
                      an integral part of this statement.

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

                                                             DEC. 27, 1996<F1>
                                                                  THROUGH
                                                               JUNE 30, 1997
INCOME
  Dividend                                                       $   807
  Interest                                                         1,135
                                                                 -------
                                                                   1,942
                                                                 -------
EXPENSES
  Investment advisory fee                                          1,330
  Administration Fees                                             12,994
  Registration fees                                               11,700
  Shareholder servicing fees                                      10,370
  Legal and audit fees                                            14,292
  Printing expense                                                 1,529
  Accounting fee                                                  10,548
  Custodian fees                                                   2,853
  Amortization of deferred costs                                   7,314
  Trustees' fees and expenses                                      3,567
  Other operating expenses                                         3,145
                                                                 -------

  Total expenses before waiver                                    79,642
    Less: reimbursement from adviser                            (77,648)
                                                                 -------
    Net expenses                                                   1,994
                                                                 -------

Net investment income (loss)                                        (52)
                                                                 -------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized (loss) on investments                             (3,420)
  Net change in unrealized appreciation on investments            14,258
                                                                 -------

    Net gain on investments                                       10,838
                                                                 -------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                 $10,786
                                                                 =======

<F1> Commencement of operations.

               The accompanying notes to financial statements are
                      an integral part of this statement.

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                             DEC. 27, 1996<F1>
                                                                  THROUGH
                                                               JUNE 30, 1997
OPERATIONS:
  Net investment income (loss)                                 $    (52)
  Net realized (loss) on investments                             (3,420)
  Net change in unrealized appreciation on investments            14,258
                                                                 -------

     Net increase in net assets resulting from operations         10,786
                                                                 -------

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income                             -
  Distributions from net realized capital gains                        -
                                                                 -------

     Total distributions                                               -
                                                                 -------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued (33,764 shares)                    350,000
  Increase in shares issued in reinvested distributions                -
  Cost of shares redeemed                                              -
                                                                 -------

     Net increase in assets derived from capital
       share transactions                                        350,000
                                                                 -------

     Net increase in net assets                                  360,786
                                                                 -------

NET ASSETS:
  Beginning of period                                                  -
                                                                 -------
  End of period (including accumulated net
     investment income of $5,818)                               $360,786
                                                                 =======

<F1> Commencement of operations.


               The accompanying notes to financial statements are
                      an integral part of this statement.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data:
                                                              DEC. 27, 1996<F1>
                                                                  THROUGH
                                                               JUNE 30, 1997

Net asset value at beginning of period                              $10.00
Income from investment operations:
  Net investment income                                               0.17
  Net realized and unrealized gain on securities                      0.52
                                                                    ------

    Total from investment operations                                  0.69
                                                                    ------

Less distributions:
  Dividends from net investment income                                0.00
  Distributions from realized gains on securities                     0.00
                                                                    ------

    Total distributions                                               0.00
                                                                    ------

Net asset value at end of period                                    $10.69
                                                                    ======
Total return                                                         6.90%<F2>

Ratios and Supplemental data:
  Net assets at end of period                                    $360,786
  Ratio of net expenses to average net assets                        1.50%<F3>
  Net investment income to average net assets                      (0.04)%<F3>
  Portfolio turnover rate                                            0.27%<F2>
  Average commission rate per share                               $0.0400


<F1> Commencement of operations.

<F2> Not annualized.

<F3> Annualized. Without expenses reimbursements of $77,648 for the period
     December 27, 1996 through June 30, 1997, the annualized ratio of expenses to average net assets would have been 59.90% and the annualized ratio of net investment income to average net assets would have been (58.44)%.


               The accompanying notes to financial statements are
                      an integral part of this statement.

NOTES TO THE FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1) ORGANIZATION
Burridge Funds (the "Trust") was created on August 30, 1996 as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts. Burridge Capital Development Fund (the "Fund") is the sole series issued by the Trust, which is an open-end management investment company registered under the Investment Company Act of 1940 (the "Act"), as amended. The Fund issued and sold 10,000 shares of beneficial interest at $10 per share on November 18, 1996. The Fund commenced operations on December 27, 1996. The objective of the Fund is long-term capital appreciation.

The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $72,937, were advanced to the Fund and are payable to the Adviser. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The Fund's initial shareholders have agreed that if any of the initial shares are redeemed during the first sixty months of the Fund's operations by any holder thereof, the proceeds of the redemption will be reduced by the pro rata share of the unamortized organization expenses as of the date of the redemption. The pro rata share by which the redemption proceeds shall redeemed shall be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

2) SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

A) INVESTMENT VALUATION - Securities which are traded on a securities exchange (including options on indexes so traded) or securities listed on the Nasdaq National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the mean between the most recent bid and asked prices. Securities not so traded or listed are valued at the mean between the most recent bid and asked prices if market quotations are available. Money market instruments maturing in 60 days or less are normally valued at amortized cost. Securities or other assets for which market quotations are not readily available will be valued at a fair value as determined in good faith by the Trust's Board of Trustees.

B) FEDERAL INCOME TAXES - No provision for federal income taxes or excise taxes has been made since the Fund intends to elect to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

C) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually.

D) USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E) OTHER - Investment and shareholder transactions are recorded on a trade date basis. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent differences between financial and tax reporting be reclassified to capital stock.

3) CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Fund were as follows:

                                            DECEMBER 27, 1996
                                            TO JUNE 30, 1997
                                          ---------------------
                                          AMOUNT         SHARES
                                          ---------------------

          Shares sold                    $350,000        33,764
          Shares issued to owners in
            reinvestment of dividends       -              -
          Shares redeemed                   -              -
                                         --------        ------
          Net increase                   $350,000        33,764
                                         ========        ======

NOTES TO THE FINANCIAL STATEMENTS Continued
-------------------------------------------------------------------------------

4) INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period December 27, 1996 through June 30, 1997, were as follows:

                                        PURCHASES        SALES
                                        ---------        -----
          U.S. Government                   -              -
          Other                          $322,107         $627

At June 30, 1997, gross unrealized appreciation and depreciation of investments for federal income tax purposes was as follows:

          Appreciation                   $39,150
          (Depreciation)                 (24,892)
                                         -------
          Net unrealized appreciation
            on investments               $14,258
                                         =======

At June 30, 1997, the cost of investments for federal income tax purposes was $369,171.

5) INVESTMENT ADVISORY AND OTHER AGREEMENTS
The Fund has entered into an investment advisory agreement with The Burridge Group LLC (the "Adviser"). Pursuant to its Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% on the first $500 million of average daily net assets, 0.85% on the next $500 million of average daily net assets, and 0.75% on the average daily net assets over $1 billion. The Adviser has voluntarily undertaken to limit the Fund's expenses (including the advisory fee but excluding extraordinary costs or expenses not incurred in the ordinary course of the Fund's operations) to 1.50% of the Fund's average daily net assets. For the period ended June 30, 1997, the Adviser reimbursed $77,648 in expenses.

Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Fund.

6) RELATED PARTIES
Officers and Trustees of the Trust held 33,764 or 100.0% of the outstanding shares of the Fund as of June 30, 1997.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF BURRIDGE FUNDS:

We have audited the accompanying statement of assets and liabilities of The Burridge Funds (a Massachusetts business trust, comprising the Burridge Capital Development Fund), including the schedule of investments, as of June 30, 1997, and the related statements of operations, changes in net assets, and the financial highlights for the period indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Burridge Capital Development Fund as of June 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the period indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP
Chicago, Illinois
August 1, 1997

SHAREHOLDER SERVICES:

Burridge Funds
c/o Firstar Trust Company
P.O. Box 701
Milwaukee, WI 53201
(888) BURRIDGE
(1-888-287-7434)


INVESTMENT ADVISER:

The Burridge Group LLC
Chicago, IL


DISTRIBUTOR:

Funds Distributor Inc.
Boston, MA


CUSTODIAN, ADMINISTRATOR
AND TRANSFER AGENT:

Firstar Trust Company
Milwaukee, WI


INDEPENDENT AUDITORS:

Arthur Andersen LLP
Chicago, IL


LEGAL COUNSEL:

Bell, Boyd & Lloyd
Chicago, IL



This report is submitted for the information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.